Exhibit 99.1

Cellectar Biosciences Announces Compliance Regarding Filing of Form 10-Q

FLORHAM PARK, N.J., Nov 1, 2024 (GLOBE NEWSWIRE) -- Cellectar Biosciences, Inc. (NASDAQ: CLRB), a late-stage clinical biopharmaceutical company, announced today it received a letter dated October 31, 2024, from Nasdaq, Inc. informing the Company that it had regained compliance with Nasdaq Listing Rule 5250(c)(1). The Company filed the following on October 29, 2024, with the Securities and Exchange Commission: (i) restated audited consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 and restated quarterly financial statements for the periods ended March 31, 2023; June 30, 2023; September 30, 2023; March 31, 2022, June 30, 2022, and September 30, 2022 on Form 10-K/A; (ii) restated quarterly consolidated financial statements for the three months ended March 31, 2024 on Form 10-Q/A; and (iii) quarterly financial statements for the three and six months ended June 30, 2024 on Form 10-Q. The letter from Nasdaq noted that the matter is now closed.

About Cellectar Biosciences, Inc.

Cellectar Biosciences is a late-stage clinical biopharmaceutical company focused on the discovery and development of proprietary drugs for the treatment of cancer, independently and through research and development collaborations. The company’s core objective is to leverage its proprietary Phospholipid Drug ConjugateTM (PDC) delivery platform to develop the next-generation of cancer cell-targeting treatments, delivering improved efficacy and better safety as a result of fewer off-target effects.

The company’s product pipeline includes lead asset iopofosine I 131, a PDC designed to provide targeted delivery of iodine-131 (radioisotope), proprietary preclinical PDC chemotherapeutic programs and multiple partnered PDC assets. Additional radiotherapeutics utilizing alpha emitters and Auger emitters are in development to target solid tumors.

For more information, please visit www.cellectar.com or join the conversation by liking and following us on the company’s social media channels: Twitter, LinkedIn, and Facebook.

Forward-Looking Statement Disclaimer

This news release contains forward-looking statements. You can identify these statements by our use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "continue," "plans," or their negatives or cognates. These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes including our expectations regarding the CLOVER WaM pivotal trial. Drug discovery and development involve a high degree of risk. Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital, uncertainties related to the disruptions at our sole source supplier of iopofosine, the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, patient enrollment and the completion of clinical studies, the FDA review process and other government regulation, our ability to maintain orphan drug designation in the United States for iopofosine, the volatile market for priority review vouchers, our pharmaceutical collaborators' ability to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third-party reimbursement. A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10-K for the year ended December 31, 2023, and our Form 10-Q for the quarter ended March 31, 2024. These forward-looking statements are made only as of the date hereof, and we disclaim any obligation to update any such forward-looking statements.

Contacts

MEDIA:

Christy Maginn
Bliss Bio Health
703-297-7194
cmaginn@blissbiohealth.com

INVESTORS:

Anne Marie Fields
Precision AQ
212-362-1200
annemarie.fields@precisionaq.com